UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21765

Macquarie Global Infrastructure Total Return Fund Inc.
(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY		10019
(Address of principal executive offices)		(Zip code)

Craig Fidler ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant's telephone number, including area code:		(303) 623-2577

Date of fiscal year end:	November 30

Date of reporting period:	August 31, 2008

Item 1 – Schedule of Investments.

Macquarie Global Infrastructure Total Return Fund Inc.

Schedule of Investments

August 31, 2008 (unaudited)

(Expressed in US Dollars)

Description	Shares	Value $
COMMON STOCKS - 100.43%
Australia - 21.45%
Asciano Group	1,426,000	$6,000,086
Australian Infrastructure Fund	498,244	1,133,783
Babcock & Brown Infrastructure Group	22,882,166	10,708,669
Challenger Infrastructure Fund	4,014,220	9,444,818
Envestra, Ltd.	13,639,652	8,198,666
Hastings Diversified Utilities Fund	921,496	1,938,659
SP AusNet	19,094,098	18,855,535
Spark Infrastructure Group	18,082,642	24,145,385
Transurban Group(1)	2,060,984	9,609,843
		90,035,444

Austria - 0.96%
Flughafen Wien AG	49,428	4,015,789

Brazil - 3.69%
AES Tiete SA	792,400	7,899,694
Cia de Concessoes Rodoviarias	409,710	7,588,432
		15,488,126

Canada - 6.97%
Enbridge, Inc.	409,173	17,159,987
TransCanada Corp.	319,500	12,117,409
		29,277,396

France - 5.43%
Aeroports de Paris	121,623	10,637,819
Electricite de France	142,014	12,167,153
		22,804,972

Germany - 7.85%
E.ON AG	266,300	15,568,416
Hamburger Hafen und Logistik AG	276,807	17,364,397
		32,932,813

Hong Kong - 4.89%
Cheung Kong Infrastructure Holdings, Ltd.	1,986,459	8,653,820
China Merchants Holdings International Co., Ltd.	597,309	2,227,109
Zhejiang Expressway Co., Ltd.	14,268,609	9,634,776
		20,515,705

Italy - 8.35%
Enel SpA	959,000	8,828,304
Snam Rete Gas SpA	2,048,924	12,827,568
Terna SpA	3,325,000	13,389,949
		35,045,821

Japan - 4.68%
East Japan Railway Co.	1,380	11,032,392
Tokyo Gas Co., Ltd.	2,054,473	8,627,559
		19,659,951

Malaysia - 1.44%
Plus Expressways BHD	7,184,566	6,033,892

See Notes to Quarterly Schedule of Investments.

Mexico - 1.70%
Grupo Aeroportuario del Pacifico SA de CV - Class B	2,510,790	7,154,326

New Zealand - 2.94%
Auckland International Airport, Ltd.	8,390,858	12,356,980

Spain - 12.08%
Cintra Concesiones de Infraestructuras de Transporte SA	1,920,635	22,344,106
Enagas SA	553,388	14,109,916
Red Electrica de Espana SA	241,000	14,255,501
		50,709,523

Switzerland - 3.92%
Flughafen Zuerich AG	45,170	16,449,321

Thailand - 2.22%
Airports of Thailand Pcl	8,415,522	9,339,656

United Arab Emirates - 1.81%
DP World, Ltd.	8,947,017	7,604,964

United Kingdom - 8.44%
Pennon Group Plc	558,396	6,239,573
Severn Trent Plc	654,450	16,272,075
United Utilities Plc	989,843	12,901,033
		35,412,681

United States - 1.61%
Exelon Corp.	89,240	6,778,670

Total Common Stocks
(Cost $470,898,152)		421,616,030

PREFERRED STOCKS - 1.66%
Brazil - 1.66%
AES Tiete SA	736,000	6,980,712

Total Preferred Stocks
(Cost $6,721,819)		6,980,712

CANADIAN INCOME TRUSTS - 2.64%
Canada - 2.64%
Northland Power Income Fund(1)	912,900	11,090,987

Total Canadian Income Trusts
(Cost $11,931,543)		11,090,987

MASTER LIMITED PARTNERSHIPS - 27.88%
United States - 27.88%
Enbridge Energy Partners LP - Class A	505,200	24,522,408
Energy Transfer Partners LP	563,168	25,060,976
Enterprise Products Partners LP	798,089	23,503,721
Kinder Morgan Energy Partners LP	360,000	20,678,400
Magellan Midstream Partners LP(2)	625,788	23,266,798
		117,032,303

Total Master Limited Partnerships
(Cost $118,115,400)		117,032,303

See Notes to Quarterly Schedule of Investments.

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value $
U.S. TREASURY SECURITIES - 1.20%
U.S. Treasury Notes(2)	2.625%	05/31/2010	$5,000,000	5,032,035

Total U.S. Treasury Securities
(Cost $5,006,866)				5,032,035

		Interest	Maturity
Description		Rate	Date	Value $
SHORT-TERM INVESTMENTS - 2.96%
Repurchase Agreement - 2.96%
Agreement with Deutsche Bank, dated 08/29/2008 with a repurchase amount of $12,402,824, collateralized by Federal Home Loan Mortgage Corp, 3.750%, due 09/02/2008 with a value of $12,648,000		2.050%	09/02/2008	12,400,000

Total Short-Term Investments
(Cost $12,400,000)				12,400,000

Total Investments - 136.77%
(Cost $625,073,780)				574,152,067

Other Liabilities Less Other Assets - (1.04%)				(4,354,147)

Leverage Facility - (35.73%)(3) (4)				(150,000,000)

Total Net Assets - 100.00%				$419,797,920

See Notes to Quarterly Schedule of Investments.

Schedule of Investments

August 31, 2008 (unaudited)

(Expressed in US Dollars)

SWAP AGREEMENTS:

Interest Rate Swap Counterparty	Notional Amount	Fixed Rate Paid by the Fund	Floating Rate Received by the Fund (5)	Floating Rate Index	Termination Date	Unrealized Depreciation	% of Net Assets
Citibank, N.A.	60,000,000 USD	4.426%	US 1MT LIBOR	USD LIBOR BBA 1MT	November 17, 2008	$(211,327)	(0.05)%
Citibank, N.A.	30,000,000 USD 34,572,000 CAD	4.150%	US 1MT LIBOR	USD LIBOR BBA 1MT	January 6, 2009	(2,626,462)	(0.63)%
Citibank, N.A.	20,000,000 USD 23,242,000 CAD	4.150%	US 1MT LIBOR	USD LIBOR BBA 1MT	January 6, 2009	(1,975,450)	(0.47)%
National Australia Bank	40,000,000 USD	4.865%	US 1MT LIBOR	USD LIBOR BBA 1MT	December 9, 2010	(1,351,152)	(0.32)%

Total Return Swap Counterparty	Shares	Notional Amount	Floating Rate Paid by the Fund (6)	Floating Rate Index	Termination Date	Unrealized Depreciation	% of Net Assets
Bank of Nova Scotia	2,125,925	24,322,315 CAD	CAD 1 MT CDOR	CAD BA CDOR	July 26, 2016	$(2,587,096)	(0.62)%

PORTFOLIO DIVERSIFICATION BY INDUSTRY SECTOR: (7)

Pipelines	30.3%
Toll Roads/Transportation	17.5%
Airports	10.5%
Electricity & Gas Distribution	10.5%
Electric Utility	7.6%
Water	6.2%
Diversified	5.6%
Electricity Transmission	4.8%
Electricity Generation	4.6%
Cash, Cash Equivalents & Government Bonds	2.4%
100.0%

(1)  Securities, or portion of securities, with a market value of $6,399,500 as of August 31, 2008 are segregated as collateral for Total Return Swaps.

(2)  Securities, or portion of securities, with a total market value of $9,307,735 as of August 31, 2008 are segregated as collateral for Interest Rate Swaps.

(3)  The aggregate market value of collateralized securities totals $561,752,067 as of August 31, 2008.

(4)  Leverage facility expressed as a percentage of net assets. However, leverage limitations are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 7 Under Notes to Quarterly Schedule of Investments).

(5)  London-Interbank Offered Rate - British Bankers Association Fixing for US Dollar. The fixing is conducted each day at 11:00 a.m. (London time). The rate is an average derived from the quotations provided by the banks determined by the British Bankers Association. The US 1M LIBOR was 2.486% as of August 31, 2008.

(6)  Average rates from nine Canadian Bank/contributors. The CAD 1M LIBOR was 3.116% as of August 31, 2008.

(7)  Percentages are based upon Total Assets as defined in the Fund’s Prospectus. Please note that percentages shown on the Schedule of Investments are based on net assets. Total Return Swap positions have been included on a “mark to market” basis.

Common Abbreviations:

AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
BHD	Berhad (in Malaysia; equivalent to Public Limited Company).
LP	Limited Partnership.
Ltd.	Limited.
Pcl	Public Company Limited.
Plc	Public Limited Company.
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV	Sociedad Anonima de Capital Variable is a Spanish Variable Capital Company.
SpA	Societeta’ Per Azioni is an Italian shared company.

See Notes to Quarterly Schedule of Investments.

NOTES TO QUARTERLY SCHEDULE OF INVESTMENTS

August 31, 2008 (Unaudited)

1. Portfolio Valuation: The net asset value (“NAV”) of the common shares will be computed based upon the value of the securities and other assets and liabilities held by the Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”). The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market. Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. When price quotes are not available, fair market value may be based on prices of comparable securities.

Forward currency exchange contracts are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Non-U.S. traded forward currency contracts are valued using the same method as the U.S. traded contracts. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. These contracts may involve market risk in excess of the unrealized gain or loss. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currencies changes unfavorably to the U.S. dollar.

In the event that the pricing service cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, especially with unlisted securities or instruments, fair value is determined by the Board of Directors or a committee of the Board of Directors or a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following:

•                  the projected cash flows for the issuer;

•                  the fundamental business data relating to the issuer;

•                  an evaluation of the forces that influence the market in which these securities are purchased and sold;

•                  the type, size and cost of holding;

•                  the financial statements of the issuer;

•                  the credit quality and cash flow of the issuer, based on the Manager’s or external analysis;

•                  the information as to any transactions in or offers for the holding;

•                  the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

•                  the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management; and

•                  the prospects for the issuer’s or borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry.

2. Foreign Currency Translation: The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Standard Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation (depreciation) on foreign currency translation.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

3. Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

4. Repurchase Agreements: Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Interest Rate Swap Contracts: The Fund has entered into interest rate swap agreements to hedge its interest rate exposure on its leverage facility described in Note 7. In these interest rate swap agreements, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the leverage facility. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the fund shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

6. Total Return Swap Contracts: Macquarie Capital Investment Management, LLC (the “Manager”) believes total return swaps provide an attractive combination of both pricing and flexibility to obtain exposure to certain securities.

The Fund has entered into a total return swap agreement with the Bank of Nova Scotia. The swap agreement is for a period of ten years, but may be terminated earlier by the Fund. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The unrealized gain (loss) related to the daily change in the valuation of the notional amount of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset (liability). The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss). Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

7. Leverage: The Fund possesses a $200 million commercial paper conduit (the “CP Conduit”) with TSL (USA) Inc. (“TSL”) as conduit lender, and National Australia Bank Limited (“NAB”), New York Branch as secondary lender.

The Fund has pledged all securities in its portfolio (except those securities that are pledged as collateral for other purposes and repurchase agreement) as collateral for the CP Conduit. As of August 31, 2008 the market value of the securities pledged as collateral for the CP conduit totaled to $546,044,832.

As of August 31, 2008, the Fund had drawn down $150 million from the CP Conduit. The Fund pays interest at a rate of 40 bps per annum above the cost of funds TSL is able to obtain in the commercial paper market. As of August 31, 2008 the cost of funds was 3.04% and the interest rate payable by the Fund was 3.44%.

The Fund also incurs a commitment fee of 10 bps for the amount of commitment available in excess of the outstanding loan. As of August 31, 2008, the Fund had commitments available of $50 million.

From time to time, the total cost of any leverage of the Fund may exceed the Fund’s then-current income yield. The Manager believes, however, that the prudent use of leverage can, over time, assist the Fund in increasing total returns generated by the Fund, and that it may be impractical to terminate and add leverage on a frequent basis due to, among other things, transaction costs incurred in selling and purchasing underlying securities, the cost of negotiating new facilities, and the limited availability of these facilities.

8. Income Tax: Net unrealized appreciation (depreciation) of investments based on federal tax costs were as follows:

Gross appreciation (excess of value over tax cost)	$16,097,709
Gross depreciation (excess of tax cost over value)	(83,714,078)
Net unrealized depreciation	$(67,616,369)
Total cost for federal income tax purposes	$641,768,436

9. Fair Value Measurements: The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the nine months ended August 31, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of August 31, 2008 in valuing the Fund’s investments carried at value:

Valuation Inputs	Investments in Securities at Value	Other Financial Instruments* - Unrealized Depreciation
Level 1 - Quoted Prices	$547,380,376	$—
Level 2 - Other Significant Observable Inputs	26,771,691	(8,751,487)
Level 3 - Significant Unobservable Inputs	—	—
Total	$574,152,067	$(8,751,487)

* Other financial instruments include swap contracts.

For the three months ended August 31, 2008, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Item 2 - Controls and Procedures.

(a)                                  The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)                                 There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3 – Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Macquarie Global Infrastructure Total Return Fund Inc.

By:	/s/ Jon Fitch
Jon Fitch Chief Executive Officer/Principal Executive Officer

Date:	October 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jon Fitch
Jon Fitch
Chief Executive Officer/Principal Executive Officer

Date:	October 29, 2008

By:	/s/ Richard C. Butt
Richard C. Butt
Treasurer, Chief Financial Officer/ Principal Financial Officer

Date:	October 29, 2008

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